Exhibit 10.6

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of February 17, 2017 (the "Amendment"), by and between SellPoints, Inc. ("Borrower"), Montage Capital II, L.P. ("Montage") and Partners for Growth IV, L.P. ("PFG"). Each of Montage and PFG are also referred to as a "Lender" and collectively referred to as the "Lenders".

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of September 28, 2016 and as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

1.1           Advances. Subject to the terms and conditions of this Agreement, Lenders will make its Pro Rata Share of Advances to Borrower in the aggregate principal amount of $5,000,000.

(a)          On or around the date of this Agreement, an Advance in the principal amount of $3,600,000 (the "First Tranche Advance") shall be made to Borrower.

(b)          An additional Advance in the principal amount of $400,000 (the "Second Tranche Advance") shall be made to Borrower on or after February 17, 2017.

(c)          A third Advance of up to $500,000 may be made to Borrower on or after March 31, 2017 but before June 30, 2017 (the "Third Tranche Advance") upon Borrower's request and subject to the terms of this Agreement, so long as no Event of Default has occurred and is continuing, and Borrower's Total Net Revenue for the three month period ending March 31, 2017 is at least 85% of its projected Total Net Revenue for such period as set forth in Borrower's board approved financial projections attached hereto as Exhibit C.

(d)          A fourth Advance of up to $500,000 may be made to Borrower on or after June 30, 2017 but before August 31, 2017 (the "Fourth Tranche Advance") upon Borrower's request and subject to the terms of this Agreement, so long as no Event of Default has occurred and is continuing, and Borrower's Total Net Revenue for the six month period ending June 30, 2017 is at least 85% of its projected Total Net Revenue for such period as set forth in Borrower's board approved financial projections attached hereto as Exhibit C and Borrower has received at least $500,000 in cash proceeds from the sale and issuance of its equity securities or convertible notes that constitute Subordinated Debt.

(e)          To request any Advance after the Closing Date, Borrower shall notify Lenders by 3:00 p.m. Pacific time at least three business days before the date of the Advance, which will be a business day. Lenders will transfer the amount of each Advance to Borrower's account subject to a control agreement in favor of Lenders. The proceeds of the initial Advance shall be used to repay all outstanding amounts under Borrower's existing secured loan facility owing to Pacific Western Bank (successor by acquisition of Square 1 Bank); with any remaining Advances used for general corporate purposes and working capital purposes.

2.          The third sentence in Section 1.2(a) of the Agreement is amended and restated in its entirety to read as follows:

In addition to such interest payments, beginning on the earlier of (i) September 1, 2017 or (ii) the first day of the first month following the Amortization Trigger, Borrower shall make principal payments to Lenders in an amount equal to $117,000, plus (y) $19,230.77 if Borrower has received the Third Tranche Advance, and plus (z) $19,230.77, if Borrower has received the Fourth Tranche Advance.

3.          The following is added to the end of Section 1.3 of the Agreement:

On the date the Third Tranche Advance is loaned to Borrower, Borrower shall pay to Lenders a fee in the amount of $12,500, to be allocated between the Lenders in accordance with their respective Pro Rata Share.

4.          Section 5.3(b) of the Agreement is amended and restated in its entirety to read as follows

(b)          Adjusted EBITDA. Borrower's maximum Adjusted EBITDA loss for the trailing three month period ending on March 31, 2017 and April 30, 2017 shall not exceed $130,000 and $30,000 respectively. Borrower's minimum trailing three month Adjusted EBITDA (measured as of the last day of each month beginning with period ending May 31, 2017) shall be at least $1.

5.          The following definition is added to Section 14 of the Agreement:

"Adjusted EBITDA" means Borrower's earnings before interest, taxes, depreciation and amortization expenses, less capitalized software development expenses, as determined in accordance with GAAP, provided that the following shall be added back to Borrower's earnings: (i) all non-cash charges and expenses, including employee stock compensation expenses and (ii) all non-recurring expenses of Borrower as approved by Lenders on a case by case basis.

6.          Exhibit A to the Agreement is replaced in its entirety with the Exhibit A attached hereto.

7.          The Exhibit C attached hereto, which the parties acknowledge and agree are Borrower's board approved financial projections for 2017, is incorporated in its entirety as the Exhibit C to the Agreement.

8.          Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

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9.          Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf' format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf' signature page were an original hereof.

11.         As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)          this Amendment, duly executed by Borrower;

(b)          warrants to purchase Borrower's stock issued to Lenders and its affiliates;

(c)          an amendment fee equal to $12,500 (to be allocated between the Lenders in accordance with their respective Pro Rata Share), plus an amount equal to all Lender Expenses incurred through the date of this Amendment; and

(d)          such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SELLPOINTS, INC.

By:	/s/ Brian O’ Keefe

Name:	Brian O’ Keefe

Title:	CEO

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael J. Rose

Name:	Michael J. Rose

Title:	Managing Director

PARTNERS FOR GROWTH IV, L.P.

By:	/s/ Andrew Kahn

Name:	Andrew Kahn

Title:

EXHIBIT A
COMPLIANCE CERTIFICATE

Note: Please send all required reporting to:

Montage Capital II, L.P.	and	Partners For Growth IV, L.P.
900 East Hamilton Avenue, Suite 100		150 Pacific Avenue
Campbell, CA 95008		San Francisco, CA 94111
Fax: (408) 659-2318		Attn: Chief Financial Officer
Email: mrose@montagecapital.com		Fax (415) 781-0510; email: notices@pfgrowth.com

BORROWER: SellPoints Inc.

The undersigned authorized officer of SellPoints Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lenders (the “Agreement”). Borrower is in complete compliance for the period ending __________________ with all required covenants, except as noted below; and all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (provided that any representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such specific date), except as noted below.

Attached herewith are the required documents supporting the above certification. The authorized officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except (i) as explained in an accompanying letter or footnotes and (ii) with respect to unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANT	REQUIRED	COMPLIES
Monthly financial statements	Monthly within 30 days	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Deferred revenue schedule	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes	No
Annual financial projections for upcoming year	Within 30 days of FYE	Yes	No
Tax returns	Within 15 days of filing	Yes	No

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Minimum Unrestricted Cash	$500,000	$	Yes	No

Maximum Adjusted EBITDA Loss for trailing three months ending 3/31/17	$(130,000)	$	Yes	No
Maximum Adjusted EBITDA Loss for trailing three months ending 4/30/17	$(30,000)	$	Yes	No
Minimum trailing 3 month Adjusted EBITDA (measured monthly) beginning with period ending 5/31/17	$1	$	Yes	No

Please attach any comments as additional pages.

SellPoints Inc.

Signature

Name

Title

Date

EXHIBIT C

2017 Financial Projections

Sellpoints, Inc.

Financial Statements 2017 ———

	Jan	Feb	Mar	April	May	June	July	Aug	Sep	Oct	Nov	Dec	2017
	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst

Total Gross Revenue	3,473	3,482	3,490	3,504	3,517	3,530	3,543	3,556	3,568	3,579	3,590	3,601	42,433
Syndication Revenue	205	206	206	206	206	207	207	207	207	208	208	208	2,481
Retargeter	383	386	389	398	407	415	423	431	439	446	454	461	5,032
PMA	145	150	155	160	164	169	173	177	181	185	189	192	2,039
Recurring Revenues	733	742	750	764	777	790	803	816	828	839	850	861	9,553

Creative Services	70	70	70	70	70	70	70	70	70	70	70	70	840
ReTargeter Legacy	-	-	-	-	-	-	-	-	-	-	-	-	-
PEEPs	170	170	170	170	170	170	170	170	170	170	170	170	2,040
Hotelier Programs	300	300	300	300	300	300	300	300	300	300	300	300	3,600
Total Net Revenues	1,273	1,282	1,290	1,304	1,317	1,330	1,343	1,356	1,368	1,379	1.390	1,401	16,033

Syndication	140	139	137	135	133	132	130	128	126	125	123	121	1,569
Retargeter	172	174	175	179	183	187	191	194	198	201	204	207	2,265
PMA	138	143	147	152	156	160	164	168	172	176	179	183	1,938
Creative Services	33	34	34	34	40	40	40	40	40	40	40	40	454
Retailer Programs	290	290	290	290	290	290	290	290	290	290	290	290	3,480
Gross Profit	773	779	783	790	802	809	815	820	826	832	837	841	9,706

Sales	130	116	120	116	115	114	114	116	114	114	113	114	1,397
Marketing	30	10	10	10	10	10	10	10	10	10	10	10	140
PMA	105	104	106	107	107	108	109	111	108	108	108	111	1,291
Engineering	63	61	56	44	44	44	44	44	44	43	43	44	573
Creative Services	23	22	22	22	16	16	16	16	16	16	16	16	218
Account Management	177	171	166	163	163	162	162	164	162	163	162	163	1,977
Retargeter	85	85	96	98	98	99	102	110	109	111	112	114	1,21B
G&A	136	116	118	142	118	153	118	120	133	117	117	126	1,514
Total SG&A Expenses	750	684	694	703	671	705	674	691	695	682	681	698	8,328

EBITDA	23	95	89	87	131	104	141	130	131	149	155	143	1,378

Interest Expense	(45)	(45)	(49)	(53)	(55)	(53)	(60)	(60)	(57)	(57)	(53)	(53)	(641)
Depreciation and Amortization	(28)	(26)	(26)	(28)	(28)	(28)	(29)	(29)	(29)	(30)	(30)	(30)	(339)
Other / Extraordinary	(25)	(75)											(100)
Net Income	(73)	(5T )	14	6	49	23	52	41	46	62	71	59	298

Headcount	59	58	52	51	50	50	50	51	51	51	51	51

Administration	4	4	3	3	3	3	3	3	3	3	3	3
Engineering	12	12	8	7	7	7	7	7	7	7	7	7
Perf Mktg & Analytics	10	11	11	11	11	11	11	11	11	11	11	11
Sales & Marketing	11	10	9	9	9	9	9	9	9	9	9	9
Creative Services	4	4	4	4	3	3	3	3	3	3	3	3
Retargeter	4	4	5	5	5	5	5	6	6	6	6	6
Account Management	14	13	12	12	12	12	12	12	12	12	12	12
Total	59	58	52	51	50	50	50	51	51	51	51	51

Net Change
Administration	-		(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Engineering	-	-	(4)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)
Perf Mktg & Analytics	2	3	3	3	3	3	3	3	3	3	3	3
Sales & Marketing	(2)	(3)	(0)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)
Creative Services					(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Retargeter	-	-	1	1	1	1	1	2	2	2	2	2
Account Management	-	(1)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Total		(1)	(7)	(8)	(9)	(9)	(9)	(8)	(8)	(8)	(8)	(8)

	Jan	Feb	Mar	April	May	June	Jul	Aug	Sept	Oct	Nov	Dec
	Feet	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcsl	Fcst	Fcst	Fcst

ASSETS
Cash	750	805	615	1,158	1,075	1,120	2,111	2,114	2,018	1,873	1,766	1,667
Accounts receivable	1,834	2,022	2,182	2,200	2,226	2,253	2,279	2,304	2,328	2,352	2,374	2,397
Other	462	461	433	390	430	391	353	350	306	281	273	229
Total Current Assets	3,046	3,288	3,230	3,748	3,732	3,764	4,742	4,767	4,652	4,506	4,413	4,293

Fixed Assets	132	132	132	132	132	132	132	132	132	132	132	132
Accumulated Depreciation	87	90	93	96	99	102	105	108	111	114	117	120
Fixed Assets, Net	45	42	39	36	33	30	27	24	21	18	15	12

Intangible Assets, net	737	730	722	715	707	700	692	685	677	670	662	654
Software Development Costs	2,879	2,969	3,038	3,105	3,172	3,238	3,303	3,368	3,433	3,495	3,558	3,621
Deposits & other assets	20	20	20	20	20	20	20	20	20	20	20	20
TOTAL ASSETS	6,727	7,048	7,049	7,623	7,663	7,752	8,784	8,864	8,802	8,708	8,667	8600

LIABILITIES
Accounts payable	972	917	927	959	941	983	954	971	983	974	980	1,001
Accrued Liabilities	360	348	364	380	396	412	428	444	460	476	492	508
Deferred Rent	56	54	52	50	48	46	44	42	40	38	36	33
Accrued Interest Payable	37	37	37	37	37	37	37	37	37	37	37	37
Montage Financing	3,515	3,905	3,907	4,409	4,411	4,401	4,903	4,906	4,752	4,599	4,446	4,293
New Equity/sub-Debt (Montage)	0	0	0	0	0	0	500	500	500	500	500	500
Deferred Revenue	422	467	423	437	424	439	425	425	440	427	441	428
Total Current Liabilities	5,362	5,729	5,710	6,273	6,258	6,318	7,292	7,325	7,213	7,050	6,932	6,800

Promissory Note on Bridge Loan	2,258	2,264	2,270	2,276	2,282	2,288	2,293	2,299	2,305	2,311	2,317	2,323
Warrant Liability	231	231	231	231	231	231	231	231	231	231	231	231
Total Long Term Liabilities	2,489	2,495	2,501	2,507	2,513	2,519	2,525	2,530	2,536	2,542	2,548	2,554
TOTAL LIABILITIES	7,851	8,224	8,211	8,780	8,770	8,836	9,817	9,856	9,749	9,593	9,480	9,354

EQUITY
Common	2	2	2	2	2	2	2	2	2	2	2	2
Preferred	20,993	20,993	20,993	20,993	20,993	20,993	20,993	20,993	20,993	20,993	20,993	20,993
Warrants / APIC	1,814	1,814	1,814	1,814	1,814	1,814	1,814	1,814	1,814	1,814	1,814	1,814
Retained Earnings	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)	(23,861)
Current Year	73	(124)	(111)	(105)	(56)	33	19	60	105	168	239	298
Total Equity	(1,125)	(1,176)	(1,162)	(1,157)	(1,108)	(1,085)	(1,033)	(992)	(947)	(884)	(813)	(754)
TOTAL LIABILITIES & EQUITY	8,727	7,048	7,049	7,623	7,663	7,752	8,784	8,864	8,802	8,708	8,667	8,600
Check	0	0	0	0	0	0	0	0	0	0	0	0
DSO	45	44	52	51	52	51	53	53	51	53	51	53

	Jan	Feb	Mar	April	May	June	Julne	July	Sept	Oct	Nov	Dec	2017
	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst

Cash Flow from Operating Activities:
Net income	(73)	(51)	14	6	49	23	52	41	46	62	71	59	298
Reconcile to cash used by operations:
Depreciation	26	26	26	28	28	28	29	29	29	30	30	30	339
Changes in assets and liabilities:
Accounts receivable	(240)	(188)	(160)	(18)	(26)	(27)	(26)	(25)	(24)	(24)	(23)	(22)	(803)
Other assets	37	2	27	44	(40)	39	38	4	44	25	9	44	270
Accounts payable	(6)	(54)	10	32	(18)	42	(28)	17	12	(9)	6	21	23
Deferred Revenue	16	46	(45)	15	(14)	15	(14)	1	15	(14)	15	(14)	22
Deferred Rent	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(25)
Accrued Interest Payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Accrued liabilities	(19)	(12)	16	16	16	16	16	16	16	16	16	16	129
Software Development
Costs	(119)	(105)	(84)	(84)	(84)	(84)	(83)	(84)	(83)	(83)	(82)	(83)	(1,058)
Net Cash From Operations	(380)	(340)	(199)	35	(91)	49	(18)	(5)	52	2	40	49	(805)

Cash Flow from Investing Activities:
Acquisition excluding capital assets	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Caplet expenditures		-
Net Cash Used by Investing Activities	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)

Cash Flow from Financing Activities
Montage Financing	2	390	2	502	2	(10)	502	2	(153)	(153)	(153)	(153)	780
Proceeds from New Equity		-	-	-	-	-	500	-	-		-	-	500
Proceeds from Convertible Bridge Loan	6	6	6	6	6	6	6	6	6	6	6	6	71
Proceeds from equity financing	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Net Cash Prov. by Financing Activities	8	396	8	508	8	(4)	1,008	8	(147)	(147)	(147)	(147)	1,351

Net Increase in Cash	(372)	56	(191)	543	(83)	45	990	3	(96)	(145)	(107)	(98)	545
Cash at Beginning of Period	1,122	750	805	615	1,158	1,075	1,120	2,111	2,114	2,018	1,873	1,766	1,122
CASH AT END OF PERIOD	750	805	615	1,158	1,075	1,120	2,111	2,114	2,018	1,873	1,766	1,667	1,667